Exhibit 10.2

FIRST LOAN MODIFICATION AGREEMENT

(Rosehill Reserve – UDF V Loan #9002)

THIS FIRST LOAN MODIFICATION AGREEMENT (this “Agreement”) is entered into to be effective as of the 5th day of December, 2014 (the “Effective Date”), by and among ROSEHILL RESERVE, LTD., a Texas limited partnership (“Borrower”), HARRIGAN DEVELOPMENT PARTNERS, LLC, a Texas limited liability company (“General Partner”), and THOMAS LLOYD HARGROVE, JR., a natural person residing in Harris County, Texas (“Hargrove”, and together with General Partner, the “Borrower-Related Parties”), and UNITED DEVELOPMENT FUNDING INCOME FUND V, a Maryland real estate investment trust (“Lender”).

RECITALS:

A.          On December 5, 2014, Lender made a loan to Borrower in the original principal amount of $42,372,200.00 (as modified, the “Loan”), pursuant to that certain Loan Agreement dated effective as of December 5, 2014 (as modified, the “Loan Agreement”) among Borrower, the Borrower-Related Parties, and Lender.

B.          The Loan is evidenced and secured by, and is subject to, among other things, (i) that certain Secured Promissory Note dated effective as of December 5, 2014, issued by Borrower and payable to the order of Lender and its assigns in the original principal amount of $42,372,200.00 (the “Note”); (ii) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Deed of Trust”) executed by Borrower, as the grantor thereunder, to Todd Etter, Trustee for the benefit of Lender and its assigns, recorded on December 12, 2014 in the Official Public Records of Harris County, Texas as Instrument Number 20140555272, covering certain real property as described therein, and (iii) the other Loan Documents (as defined in the Loan Agreement).

C.           Borrower has requested that Lender extend the Maturity Date to December 5, 2017 (the “Borrower Request”).

D.           Lender has consented to the Borrower Request provided that Borrower and the Borrower-Related Parties, as applicable, enter into, execute and deliver to Lender, the following: (i) this Agreement, and (ii) such other agreements, certificates, resolutions, security instruments, amendments, modifications, and supplements as Lender requires.

AGREEMENT:

NOW, THEREFORE, for and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and the Borrower-Related Parties agree as follows:

1.           General Definitions. Capitalized terms used in this Agreement shall have the meanings given to such terms in the Loan Agreement, as modified by this Agreement.

2.           Extension of Maturity. The Maturity Date is hereby extended to December 5, 2017; subject, however, to the terms and conditions of the Loan Agreement and the other Loan Documents. Borrower and the Borrower-Related Parties understand and agree that Lender has no obligation to provide any further extension of the Maturity Date.

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3.          Costs. Borrower agrees to pay all costs and expenses incurred by Lender in connection with the transactions contemplated by this Agreement and the other Loan Documents, including, without limitation, transfer taxes, mortgage taxes, attorneys’ fees, title insurance policy and/or endorsement charges, recording fees, and reasonable fees and expenses of legal counsel to Lender.

4.          Representations. Borrower and each Borrower-Related Party hereby represent and warrant to Lender that (i) the execution, delivery and performance of this Agreement and the other Loan Documents have been authorized by all requisite action on the part of Borrower and each Borrower-Related Party, and concurrently with the execution of this Agreement, Borrower and each Borrower-Related Party have delivered to Lender resolutions of the general partner and managers and members of Borrower and each Borrower-Related Party, as the case may be, authorizing this Agreement and the transactions contemplated hereby, and (ii) after giving effect to this Agreement, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would constitute an Event of Default under the Loan Documents.

5.         No Defenses. Borrower and each Borrower-Related Party hereby warrant, represent, and certify to Lender the following facts knowing that Lender requires, and is relying upon, the warranties, representations, and certifications contained in this paragraph as a condition to entering into this Agreement: (a) as of the date hereof, neither Borrower nor any Borrower-Related Party has any defense, right of setoff, counterclaim, claim, or cause of action of any kind or description against Lender related to (i) payment of the principal sum described in the Note and Loan Documents, (ii) payment of interest under the Note and the Loan Documents, (iii) payment of any other sums due and payable under the Note or any of the other Loan Documents, (iv) performance of any obligations under the Loan Documents, or (v) any of Lender’s acts or omissions with respect to the Loan, the Loan Documents or Lender’s performance under the Loan Documents, and (b) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender’s obligations under the terms and provisions of the Loan Documents. To the extent Borrower or any Affiliate thereof now has, or in the future possesses, any defenses, rights of setoff, counterclaims, claims or causes of action against Lender or the repayment of all or a portion of the Loan, whether known or unknown, fixed or contingent, the same are hereby forever irrevocably waived and released in their entirety.

6.         Release. In consideration of Lender’s agreement to grant the Borrower Request, and the other benefits received by Borrower and each Borrower-Related Party hereunder, Borrower and each Borrower-Related Party hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, as well as its partners and their respective predecessors, successors, assigns, agents, officers, directors, employees and representatives (collectively, the “Lender Group”) of and from any and all claims, demands, actions and causes of action of any and all kind and character, whether known or unknown, present or future, which any of them may have against Lender or any member of the Lender Group arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender or any member of the Lender Group in connection with the Loan or the Loan Documents, including, without limitation, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding, commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of any state or federal usury laws, any violations of federal or state usury laws, any violations of federal or state Fair Debt Collection Practices Act, any violations of the Real Estate Settlement and Procedures Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, corporate governance, or prospective business advantage, breach of contract, deceptive trade practices, liable, slander, conspiracy or any claim for wrongful accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law.

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7.          Ratification; No Waiver. Borrower and the Borrower-Related Parties hereby represent and agree that there are no oral agreements which modify any of the Loan Documents, and that the Loan Documents, as expressly modified by this Agreement, remain unaltered and in full force and effect and constitute the entire agreement between Borrower, the Borrower-Related Parties and Lender with respect to the Loan. Nothing herein shall constitute, and there has not otherwise occurred, any extinguishment or release of the obligations and agreements of Borrower and the Borrower-Related Parties under the Loan Documents, and nothing herein shall constitute, and there has not otherwise occurred, any novation with respect to the Note. Borrower and the Borrower-Related Parties do hereby expressly ratify and confirm that the liens and security interests created by the security instruments, including, without limitation, the Deed of Trust, are valid and subsisting. Nothing in this Agreement shall be understood or construed to be a satisfaction or release, in whole or in part, of any obligation of Borrower or the Borrower-Related Parties under the Loan Documents. Without limitation of the foregoing, Borrower and the Borrower-Related Parties acknowledge and agree that (i) any and all rights, titles, interests and liens securing the repayment of the Loan, as modified by this Agreement, are hereby reaffirmed, renewed and extended, including, without limitation, the rights, titles, interests and liens created in the Deed of Trust and the other Loan Documents, and (ii) any Guaranty Agreement executed by one or more Borrower-Related Parties guaranteeing the payment of the Loan, as modified by this Agreement, is and shall remain in full force and effect and continues to guaranty and secure the payment of the Loan, as modified by this Agreement. Borrower and the Borrower-Related Parties hereby agree that nothing herein shall constitute a waiver by Lender of any Event of Default, whether known or unknown, which may now or hereafter exist. Borrower and the Borrower-Related Parties hereby further agree that no action, inaction or agreement by Lender, including, without limitation, any extension, indulgence, waiver, consent, or agreement of modification which may occur or be granted or entered into with respect to nonpayment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, or with respect to any other matter relating to the Loan, shall require or imply any future extension, indulgence, waiver, consent, or agreement by Lender, and that Lender has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver, or consent or enter into any further agreement or modification with respect to the Loan or any matter relating to the Loan.

8.          Binding Effect; Assignment. This Agreement shall be binding on Borrower and the Borrower-Related Parties and their respective successors and assigns, including, without limitation, any receiver, trustee or debtor in possession of or for Borrower or any Borrower-Related Party, and shall inure to the benefit of Lender and its successors and assigns. Should the status, composition, structure or name of Borrower or any Borrower-Related Party change, this Agreement and the other Loan Documents shall continue to be binding upon such Person and also cover such Person under the new status, composition, structure or name according to the terms hereof and thereof.

9.          Captions; Number or Gender of Words. The captions in this Agreement are for the convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof. Except where the context indicates otherwise, words in the singular number will include the plural and words in the masculine gender will include the feminine and neutral, and vice versa, when they should so apply.

10.        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

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11.         Severability. If any provision of this Agreement shall be held invalid under any applicable laws, then all other terms and provisions of this Agreement and the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

12.         Amendments; Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure here from shall in any event be effective unless the same shall be in writing and signed by Lender and the affected person, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

13.         Cumulative Remedies. All rights and remedies that Lender is afforded by reason of this Agreement are separate and cumulative with respect to Borrower, Borrower-Related Parties or any of them and otherwise and may be pursued separately, successively, or concurrently, as Lender deems advisable. In addition, all such rights and remedies are non-exclusive and shall in no way limit or prejudice Lender’s ability to pursue any other legal or equitable rights or remedies that may be available to Lender.

14.         Construction. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and each of the parties has had sufficient time to review this Agreement, have been represented by legal counsel at all times, have entered into this Agreement voluntarily and without fraud, duress, undue influence or coercion of any kind. No representations or warranties have been made by Lender to any party expect as set forth in this Agreement.

15.         ORAL AGREEMENTS INEFFECTIVE. THIS AGREEMENT AND THE OTHER “LOAN AGREEMENTS” (AS DEFINED IN SECTION 26.02(A)(2) OF THE TEXAS BUSINESS & COMMERCE CODE, AS AMENDED) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THIS AGREEMENT AND THE OTHER WRITTEN LOAN AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the 21st day of April, 2015 to be effective as of the Effective Date.

BORROWER:

ROSEHILL RESERVE, LTD.,

a Texas limited partnership

By:	Harrigan Development Partners, LLC,
a Texas limited liability company
Its:	General Partner

/s/ Thomas Hargrove
Thomas Hargrove
Partner

/s/ Brian McGown
Brian McGown
Partner

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BORROWER-RELATED PARTIES:

HARRIGAN DEVELOPMENT PARTNERS, LLC,

a Texas limited liability company

/s/ Thomas Hargrove
Thomas Hargrove
Partner

/s/ Brian McGown
Brian McGown
Partner

/s/ Thomas Lloyd Hargrove, Jr.
THOMAS LLOYD HARGROVE, JR.

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LENDER:

UNITED DEVELOPMENT FUNDING INCOME FUND V,

a Maryland real estate investment trust

/s/ David A. Hanson
David. A. Hanson
Chief Operating Officer

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